Exhibit 99.2
Nasdaq: PASG © 2025 Passage Bio. All rights reserved. Corporate Presentation November 2025

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical studies and the availability of clinical data from such trials; timing of feedback from regulatory authorities; the potential of our product candidates versus other treatment options and clinical candidates; our expectations about cash runway; and the ability of PBFT02 to treat FTD-GRN or FTD-C9orf72. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, the timing of and our ability to obtain and maintain regulatory approvals; our expectations about the willingness of healthcare professionals to use our product candidates, the timing, or amount, the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; the timing, or amount, of receipt of any potential future milestone and royalty payments; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy Established suspension-based PBFT02 manufacturing process to support late-stage development Cash runway expected into 1Q 2027* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of September 30, 2025.

4 Validating the Therapeutic Potential of PBFT02 Promising data from initial clinical study of PBFT02 in FTD-GRN Genetic form of FTD caused by GRN mutations, which lead to progranulin (PGRN) deficiency No approved disease-modifying therapies One-time, gene replacement therapy Proprietary AAV1 construct Nonsurgical injection directly to cerebrospinal fluid (CSF) Durable, elevated CSF PGRN levels* Urgent Patient Need in FTD-GRN Differentiated, Potential Best-in-Class Profile Fast Track and Orphan Drug Designation * Based on interim data.

5 Significant Market Opportunity for PBFT02 Across Multiple Neurodegenerative Diseases ~18,000 ~21,000 ~72,600 ~3.9M FTD-GRN1–3 FTD-C9orf722–4 AMYOTROPHIC LATERAL SCLEROSIS (ALS) 5–6 ALZHEIMER’S DISEASE (GRN SNP)*7–8 * rs5848 single nucleotide polymorphism (SNP) 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. Estimated Prevalence (US and EU) Current clinical programs

PBFT02 Frontotemporal Dementia

7 FTD: A Devastating Adult Disease OVERVIEW • Fatal adult-onset neurodegenerative disease affecting the frontal and temporal lobes of the brain, characterized by a decline in behavior, language and executive function • One of the most common causes of early-onset dementia worldwide, disproportionately affecting individuals aged 40-65 years CLINICAL SYMPTOMS Disease progression is rapid and degenerative, including loss of speech, loss of expression, behavioral changes and immobility On average, people with FTD live 8 years after the onset of symptoms

8 Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharmacol Sci. 2022, 43:641-652

9 Elevated PGRN Increases Potential for Improved Cellular Function • Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways –Major role is regulating intracellular lysosomal activity –Extracellular PGRN is endocytosed via multiple receptors • Driving elevated PGRN levels in the extracellular space increases the amount of PGRN available to enter target CNS cells • Able to leverage cross-correction mechanism: secreted PGRN can be taken up by non-transduced cells Paushter et al. Acta Neuropathol. 2018;136:1-17. Rhinn et al. Trends Pharmacol Sci. 2022; 43:641-652.

Preclinical NHP: AAV1 Achieved the Highest Levels of CSF PGRN

- AAV1 resulted in superior CSF hPGRN levels, 5x higher than AAV5 and AAVhu68 (an AAV9 variant) vectors, after ICM administration



Human PGRN in NHP CSF
Vector Comparison
AAV1.CB7.hGRN
AAV5.CB7.hGRN
AAVhu68.CB7.hGRN
AAVhu68.UbC.hGRN
hPGRN (ng/mL)
80
70
60
50
40
30
20
10
0
BL
0
7
14
21
28
35
Days
Healthy adult range

Rhesus macaques (n=2/gp) ICM-delivered AAV.hPGRN (3.3 x 10^{11} GC/g brain), day 0

*Size and duration of elevation muted by immune response to human PGRN. *Shading:* Healthy adult sample range for CSF PGRN, n = 61 (Passage Bio data)

CSF, cerebrospinal fluid; GC, genome copies; ICM, intra-cisterna magna; NHP, non-human primate. *Reference:* Hinderer et al., *Ann Clin Trans Neurol.* 2020; 7:1843-1853

10

PassageBio

Preclinical NHP: ICM Administration of PBFT02 Led to Broad Distribution of Vector Throughout Brain/Spinal Cord

Vector Biodistribution in NHPs 90 days post-ICM PBFT02



GC/µg DNA
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
LLoQ
FCX
PCX
TCX
OCX
Hipp
Medulla
CBL
Cerv
Lumb
Thor
Cerv
Lumb
Thor
TRG
Cortex
DRG
Veh
Medium
Low
High Dose

- Robust, dose-dependent vector delivery to cortical and sub-cortical brain regions affected in FTD
- NHP low dose, equivalent to clinical Dose 1 of PBFT02 in upliFT-D study, resulted in ~10^4 GC/µg DNA in all sampled areas throughout the brain

n=3/gp. Data are mean +/- SEM.

CBL, cerebellum; Cerv, cervical; DRG, dorsal root ganglion; FCX, frontal cortex; GC, genome copies; Hipp, hippocampus; ICM, intra-cisterna magna; LLoQ, lower limit of quantitation; Lumb, lumbar; OCX, occipital cortex; PCX, parietal cortex; TCX, temporal cortex; Thor, thoracic; TRG, trigeminal root ganglion; Veh, vehicle

11
PassageBio

Preclinical *Grn*$^{-/-}$ Mice: Expression of hPGRN Improved Lysosomal Dysfunction and Neuroinflammation in the Brain

PBFT02 reduced lipofuscin deposition at all doses, suggesting improved lysosomal dysfunction



Thalamus Lipofuscin
Baseline
Day 90
Lipofuscin Count
1000
800
600
400
200
0
###
###
***
*
***
***
PBFT02
Dose 1
Dose 2
Dose 3
Dose 4
WT
Grn-/-
WT
V
V
Grn-/-
PBFT02

Dose-dependent elevations in CSF PGRN after PBFT02 led to progressive reductions in microglial activation



Thalamus CD68 Immunohistochemistry
Baseline
Day 90
CD68 Area (µm2)
5000
4000
3000
2000
1000
0
##
###
**
*
***
PBFT02
Dose 1
Dose 2
Dose 3
Dose 4
WT
Grn-/-
WT
V
V
Grn-/-
PBFT02

Greatest pathological benefit was associated with the highest PGRN levels in the CSF

Lipofuscin deposition and microglial activation are hallmark pathologies seen in FTD; Improvements in both measures were seen in cerebral cortex, thalamus, and hippocampus after PBFT02 administration

Grn$^{-/-}$ and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls were untreated mice on Day 1. Bars: mean +/- SEM.

##/### $p < 0.01$, ### $p < 0.005$ vs WT control; * $p < 0.05$, *** $p < 0.005$ vs *Grn*$^{-/-}$ + V , one-way ANOVA followed by Tukey's multiple comparisons test.

Grn, granulin gene; ICV, Intra-cerebroventricular; PGRN, progranulin; WT, wildtype

12

PassageBio

upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

Currently enrolling patients in Cohort 3 and Cohort 4


TRIAL DESIGN
1/2
Phase
Multicenter
Open-label
Dose exploration study
FTD-GRN
COHORT 1
(n=5)
Dose 1
COHORT 2
(n=4)
Dose 1 / Dose 2
COHORT 3
(n=5-10)
Dose 2
FTD-C9orf72
COHORT 4
(n=3-5)
Dose 2
COHORT 5
(n=3-5)
Complete
IDMC review

DURATION: 2 years; with additional 3 years of follow-up for safety and durability of effect

PRIMARY ENDPOINTS: Safety and tolerability

SECONDARY ENDPOINTS

Biomarkers
- Progranulin (CSF, plasma)
- vMRI
- Retinal nerve fiber layer and retinal lipofuscin deposits via OCT
- NfL (CSF, plasma)

Clinical
- CDR + NACC FTLD sum of boxes

EXPLORATORY BIOMARKERS
- Cathepsin D (CSF)
- GFAP (CSF, plasma)
- LAMP 1 (CSF)
- Lys-GL1 (CSF)

Dose 1: 4.5e13 GC
Dose 2: 2.2e13 GC

13

PassageBio

14 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection –Allows for broad CNS biodistribution1 –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Brief (<60 min), non-surgical, CT-guided procedure for precise delivery to the cisterna magna Cisterna –Procedure avoids penetration of brain tissue magna 1. Hinderer et. al, Hum Gene Ther. 2018; 29:15-24.

15 Key Baseline Demographics for FTD-GRN Participants* Dose 1 (n=7); Dose 2 (n=1) (n=8) Mean / % / n Range Age (yrs) 64.4 51-72 Sex M: 50% F: 50% FTD-GRN phenotype (n) bvFTD: 5 PPA: 3 Disease duration at baseline (yrs) 2.9 1 - 5 PGRN, CSF (ng/mL) 2.1 1.5 - 2.9 PGRN, plasma (ng/mL) 36.6 22.4 - 89.0 NfL, plasma (pg/mL) 51.9 12.4 - 111 Clinical Dementia Rating Scale1, Global (%) 1: 50% 2: 50% Clinical Dementia Rating Scale1, Sum of Boxes 10.3 5 - 17 *Data as of June 15, 2025 1CDR® +NACC FTLD. bvFTD, behavioral variant; IvPPA, logopenic variant primary progressive aphasia; svPPA, semantic variant PPA; nfvPPA, nonfluent variant PPA.

upliFT-D

upliFT-D: PBFT02 Interim Safety Profile

PBFT02 Interim Safety Highlights*
FTD-GRN Patients (Dose 1 n=7; Dose 2 n=1)

- In 5 of 8 patients, all treatment emergent AEs were mild to moderate in severity
- 3 of 8 patients experienced a total of 4 SAEs

  Dose 1
  - Patient 1: asymptomatic venous sinus thrombosis (VST) and hepatotoxicity, leading to a revised immunosuppression regimen in all subsequent patients**
  - Patient 7: asymptomatic VST, completely resolved prior to day 30 following treatment with anticoagulants. No evidence of hepatotoxicity, immune response or other laboratory abnormalities

  Dose 2
  - Patient 8: pulmonary embolism (PE) in setting of a concurrent systemic infection. PE responded to treatment with anticoagulants
- No evidence of DRG toxicity
- No complications during ICM administration

*Data as of June 15, 2025
**Patient 1 received oral prednisone 60 mg daily through day 60; subsequent patients received a revised immunosuppressive regimen of 1g methylprednisolone IV daily to day 3, followed by oral prednisone 60 mg to day 60, then taper
AE, adverse event; DRG, dorsal root ganglion; ICM, intra-cisterna magna; PE, pulmonary thromboembolism; SAE, serious adverse event; VST, venous sinus thrombosis.

16

PassageBio

17 PBFT02 Generated Robust, Durable Increases in CSF PGRN in FTD-GRN Patients 0 10 20 30 40 0 3 6 9 12 15 18 CSF PGRN, ng/mL Time (months) Progranulin, CSF Dose 1 Dose 2 Data as of June 15, 2025. Mean +/- SEM Shading: Healthy adult sample range for CSF PGRN (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) Dose 1: 4.5e13 GC; Dose 2: 2.2e13 GC CSF, cerebrospinal fluid; M, month First Dose 2 patient (Patient 8) increased from 1.5 ng/mL at baseline to 7.6 ng/mL at M1, approaching the upper healthy adult range Healthy adult range Dose 1 N: 7 7 6 4 2

18 Plasma NfL Showed Early Evidence of Improvement in a Disease Progression Biomarker vs. Natural History 29.0% 28.0% 3.7% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% % Change Plasma NfL Annual Rate of Change Published NHx (n=15) ALLFTD (n=11) PBFT02 (n=4) Data as of June 15, 2025. Mean +/- SEM PBFT02 patients (n=4, Dose 1): Baseline plasma NfL (neurofilament light chain) range: 39.6 to 45.6 pg/mL. Average time since diagnosis 2.3 years. 1 Published natural history. Chart (left): 15 symptomatic, untreated FTD-GRN patients; mean years since diagnosis: 2.9; Note (right): 65 healthy adults. (Saracino et al, 2021; ). 2 Passage Bio analysis of ALLFTD natural history sample comprised of individuals with a pathogenic GRN mutation and a CDR+NACC FTLD global score between 0.5 and 2, inclusive. 3 van der Ende et al, Lancet Neurol 2019; 18:1103-11. J Neurol Neurosurg Psych 92:1278-1288 • Plasma NfL is the only FTD-GRN disease progression biomarker with longitudinal natural history data available1,3 • PBFT02-treated patients with 12 months follow-up (n=4) had a reduced annual rate of change in plasma NfL compared to published natural history data Natural History upliFT-D 1 2 Note: annual rate of increase in plasma NfL in a healthy adult sample reported to be ~4%1

PBFT02 Offers Best-in-Class Therapeutic Potential

	PBFT02		
Product Candidate	AAV1 gene therapy delivering *GRN*	AAV9 gene therapy delivering *GRN*	AAV9 gene therapy delivering *GRN*
Stage of Development	Phase 1/2	Phase 1/2	Phase 1/2
Route of Administration	ICM (Non-surgical, 1 hour procedure)	ICM	Intrathalamic (Neurosurgery, lengthy procedure)
CSF PGRN Level at 12m[1]	***26 ng/mL (mean; n=4)***	~4-8 ng/mL (n=7 higher dose)[2]	-
Durability of CSF PGRN Elevation[1]	***Durable at 18 m (n=2)***	Declining from 2 to 12 m (n=7 higher dose)[2]	-

PBFT02 uniquely positioned to offer a one-time therapy capable of achieving highest progranulin levels

[1] Clinical evidence based on public disclosure. Results are derived from different clinical trials at different points in time. No head-to-head trials have been conducted among the results shown. Comparing the results from different trials may be unreliable due to different protocol designs, trial design, patient selection and populations, number of patients, trial endpoints, trial objectives and other parameters that may not be the same between trials.

[2] Lilly/Prevail AD/PD Mar 2024 presentation and abstract.

19

PassageBio

20 PBFT02: Summary of Approach •AAV delivery of functional GRN gene to express new PGRN, increasing levels both intra- and extra-cellularly –Preserves all natural pathways to properly traffic PGRN intracellularly where it is needed •ICM route of administration enables low doses of AAV and broad CNS biodistribution –Non-surgical, brief procedure (< 60 minutes) •Promise of a one-time therapy for patients –Durable elevation of CSF PGRN1 1 Interim data from upliFT-D as of June 15, 2025. A Novel and Potentially Transformative Therapy for FTD-GRN Patients

Looking Ahead

22 PBFT02 has Potential to Correct Underlying Pathology in FTD-GRN, FTD-C9orf72 and ALS TDP-43 pathology is a hallmark of multiple neurodegenerative diseases1 • TDP-43 mislocalizes from nucleus to cytoplasm and forms inclusion bodies 1. Rhinn H et al. Trends Pharmacol Sci. 2022; 43:641-652

Elevated PGRN Ameliorates TDP-43 Pathology in Preclinical Models

TDP-43 pathology due to lysosomal dysfunction (*GRN/ TMEM106* double knockout, DKO) reduced by AAV.hPGRN[1]

AAV delivered hPGRN to mouse brain



80
60
40
20
0
hPGRN [ng/mg]
WT
WT AAV
DKO
DKO AAV

TDP-43 pathology in DKO mice reduced by AAV.hPGRN



*
**** ***
2500
2000
1500
1000
500
0
pTDP-43 [% of WT]

Elevated PGRN ameliorated TDP-43 pathology and disease course in a preclinical model[2]

Elevated PGRN reduced insoluble TDP-43 in mouse spinal cord



ns
*** ***
3.0
2.0
1.0
0.0
Relative insoluble TDP-43 levels
NTG
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

Elevated PGRN extended survival of TDP-43 mutant mice



100
80
60
40
20
0
% Survival after onset
**
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†
0
100
200
300
400
500
600
Disease duration (days)

† *PGRN increased to >2x endogenous levels*

- Elevated PGRN also prevented degeneration of large axon fibers in TDP-43 mice
- PGRN neuroprotection from pleiotropic effect, not single pathway

23

1. Reich et al. *Sci Transl Med.* 2024; 16(750); 2. Beel et al. *Mol Neurodegen.* 2018: 13:55.; Laird et al. *PLoS One* 2010; 5:e13368.
DKO, double gene knockout; *GRN,* granulin gene; PGRN, progranulin; TDP-43, transactive response DNA binding protein 43 kDa

PassageBio

24 Critical Manufacturing Milestones Achieved to Enable Late-Stage Development Functional Potency Assay Developed assay and reached alignment with FDA on suitability of assay for PBFT02 release Robust Manufacturing Process Completed development of high-productivity, suspension-based manufacturing process Single production lot estimated to yield >1,000 doses1 with >70% full capsids 1 Estimated yield based on Dose 2 Process Comparability Plan Aligned with the FDA on an analytical approach to establish comparability of suspension-based process

25 Plan to Initiate Discussions with the FDA on a Registrational Study Design in 1H 2026 Rationale for a single-arm registrational study • FTD-GRN is a rapidly progressing disease with no approved disease-modifying therapies and a substantial unmet clinical need • Multiple recent gene therapy precedents demonstrate FDA receptivity to a single-arm registrational approach • Existing, well structured FTD natural history studies with >300 FTD-GRN patients

26 Upcoming Milestones and Corporate Updates PIPELINE • Advancing Huntington’s disease preclinical program BALANCE SHEET • Cash balance of ~$53 million as of 9/30/25* • Cash runway into 1Q 2027 * Based on cash, cash equivalents and marketable securities TIMING MILESTONE 1H 2026 Report updated interim safety and biomarker data from Dose 2 in 1H 2026 1H 2026 Seek regulatory feedback on registrational trial design in FTD-GRN in 1H 2026

27 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy Established suspension-based PBFT02 manufacturing process to support late-stage development Cash runway expected into 1Q 2027* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of September 30, 2025.

Thank You passagebio.com | NASDAQ: PASG

29 Program Indication US/EU prevalence Discovery Preclinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia - GRN 18,0001-3 Frontotemporal dementia - C9orf72 21,0002-4 Amyotrophic lateral sclerosis 72,6005-6 Alzheimer’s disease with rs5848 SNP 3.9M7-8 Unnamed Huntington’s disease 60,0009 Focused Pipeline Addressing Rare and Prevalent Neurodegenerative Indications 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. 9. Crowell et al. Neuroepi. 2021; 55:361-368

30 Demonstrated Leadership LEADERSHIP TEAM Deep experience in rare disease, CNS disorders and genetic medicines Eden Fucci SVP Technical Operations BOARD OF DIRECTORS Maxine Gowen, Ph.D. Chairwoman Athena Countouriotis, M.D. Avenzo Therapeutics Derrell Porter, M.D. cTRL Therapeutics Dolan Sondhi, Ph.D. Weill Cornell Medicine Sandip Kapadia Harmony Biosciences Thomas Kassberg Former CBO Ultragenyx William Chou, M.D. President & Chief Executive Officer Stuart Henderson Chief Business Officer William Chou, M.D. President & Chief Executive Officer Kathleen Borthwick Chief Financial Officer Karl Whitney, Ph.D. SVP Global Regulatory Affairs Sue Browne, Ph.D. Chief Scientific Officer